                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              ____________________

       Date of Report (Date of earliest event reported): AUGUST 28, 1998


                         U.S. XPRESS ENTERPRISES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


   NEVADA                        0-24806                  62-1378182
  --------                      ---------                ------------
 (State of                (Commission File No.)          (IRS Employer
incorporation)                                        Identification No.)


            2931 SOUTH MARKET STREET, CHATTANOOGA, TENNESSEE  37410
            -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                (423) 697-7377
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
------  ------------------------------------

          On August 28, 1998, U.S. Xpress Enterprises, Inc., a Nevada corporation ("Enterprises"), completed the acquisition of PST Vans, Inc., a Utah corporation ("PST"), pursuant to the Agreement and Plan of Merger dated as of July 7, 1998 (the "Merger Agreement") by and among Enterprises, PST Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of Enterprises ("Merger Sub"), and PST. The acquisition was accomplished by means of a merger of PST with and into Merger Sub (the "Merger"). As a result of the Merger, PST became a wholly owned subsidiary of, and will be operated by existing management of, Enterprises.

          Holders of common stock of PST, par value $0.001 per share ("PST Common Stock"), will be entitled to receive in exchange for each share of PST Common Stock (i) 0.2381 shares of the common stock of Enterprises, par value $0.01 per share ("Enterprises Common Stock") plus (ii) $2.71 in cash (the "Merger Consideration").

          The total consideration to be paid by Enterprises to the former PST stockholders will consist of up to 1,100,000 shares of Enterprises Common Stock and $12,500,000 in cash. The cash portion of the purchase price was financed with the proceeds from an existing credit facility arranged through a syndicate of banks and cash on hand at Enterprises.

          BankBoston, N.A. will serve as the exchange agent (the "Exchange Agent") for payment and issuance of the Merger Consideration. As soon as reasonably practicable, the Exchange Agent will mail or deliver a letter of transmittal to each person who was a holder of record of PST Common Stock at the effective time of the Merger. The letter of transmittal will contain instructions for surrendering certificates formerly representing shares of PST Common Stock in exchange for the cash and shares of Enterprises Common Stock that such holder has a right to receive.

          The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

         (a)  Financial Statements of Business Acquired.

              It is impracticable to provide the required financial statements at this time. They will be filed as soon as they are available, but not later than 60 days after the date this report is due to be filed.

         (b)  Pro Forma Financial Information.

              It is impracticable to provide the required pro forma financial statements at this time. They will be filed as soon as they are available, but not later than 60 days after the date this report is due to be filed.
                                       3

(c)    Exhibits:

Exhibit No.                   Description
-----------                   -----------
   2* Agreement and Plan of Merger dated as of July 7, 1998 among U.S. Xpress Enterprises,
                   Inc., PST Acquisition Corp. and PST Vans,
                   Inc.

  99               Press Release dated August 28, 1998

* Incorporated by reference to the Registration Statement of U.S. Xpress Enterprises, Inc. on Form S-4 as filed on July 30, 1998 (Registration No. 333-59377).

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. XPRESS ENTERPRISES, INC.

September 14, 1998                  By: /s/ Ray M. Harlin
                                        -----------------------------------
                                        Ray M. Harlin, Executive Vice President,
                                        Chief Financial Officer



                                       5